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                                                                 Exhibit 10(xlv)

                       SECOND AMENDMENT TO LOAN AGREEMENT

      THIS SECOND AMENDMENT TO LOAN AGREEMENT is made as of the 16th day of March, 1998, by and between CORESTATES BANK, N.A. (the "Bank"), and CHRYSALIS INTERNATIONAL CORPORATION, a Delaware Corporation, CHRYSALIS INTERNATIONAL PRECLINICAL SERVICES CORPORATION, a Pennsylvania corporation, CHRYSALIS DNX TRANSGENIC SCIENCES CORPORATION, an Ohio corporation and CHRYSALIS INTERNATIONAL CLINICAL SERVICES CORPORATION, a Delaware corporation (each a "Borrower" and together the "Borrowers").

                                   BACKGROUND

      A. The Bank and the Borrowers executed a Term Loan and Security Agreement dated as of August 29, 1997, as amended by the First Amendment to Loan Agreement dated September 24, 1997, (collectively, the "Loan Agreement"), pursuant to which Bank made available to the Borrowers a credit facility in the maximum principal amount of Five Million Dollars ($5,000,000) (the "Loan"). The Loan is evidenced by a certain note dated August 29, 1997, executed and delivered by Borrowers to Bank, in the original principal amount of the Loan (the "Note"). The Borrowers' obligations under the Loan Agreement and Note were and are secured by a first priority lien on and security interest in the Collateral.

      B. The Borrowers have requested, and, subject to the terms and conditions hereof, the Bank has agreed, to amend the Loan Agreement.

      NOW, THEREFORE, in consideration of the premises and covenants herein contained and intending to be legally bound hereby, the parties agree as follows:

                                      TERMS

      1. Defined Terms. Except as otherwise defined herein, words and terms defined in the Loan Agreement shall have the same meanings when used herein.

      2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

            a. Section 6.10(h) of the Loan Agreement is hereby amended to read as follows:

                  "(h) certain existing real estate of the Borrowers located in Pennsylvania for which mortgages have been granted to the Pennsylvania Industrial Development Authority and PNC Bank (the "PIDA and PNC Loans") and liens or security interests created pursuant to a Note and Warrant Purchase Agreement, dated the date hereof, by and between Chrysalis International Corporation and PanLabs International, Inc. (the "PanLabs Loan"); and

            b. Section 6.11 of the Loan Agreement is hereby amended to read as follows:

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                  "Indebtedness. Chrysalis and its subsidiaries will not incur any Indebtedness in excess of an aggregate amount of $500,000, except for amounts outstanding under the PIDA and PNC Loans, the PanLabs Loan, other Indebtedness outstanding as of the Closing Date as identified on Schedule 5.1.3 and amounts available under credit facilities existing on the Closing Date."

      3. Representations and Warranties. In order to induce the Bank to enter into this Second Amendment and amend the Loan Agreement as provided herein, Borrowers hereby represent and warrant to the Bank that:

            (a) All of the representations and warranties set forth in the Loan Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth in full herein.

            (b) No Event of Default under Sections 7.1.1 or 7.1.2 of the Loan Agreement presently exists and is continuing on and as of the date hereof.

            (c) Since the date of the Borrowers' most recent financial statements delivered to the Bank, no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of Borrowers, and no event has occurred or failed to occur which has or will have had a material adverse effect on the business, assets, liabilities, financial condition or results of operations of Borrowers (excluding the delay in a certain material contract which has been disclosed to the Bank, and for which the Bank has received revised projections).

            (d) Borrowers have the full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Second Amendment and all other agreements, documents and instruments executed and delivered by Borrowers to the Bank concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document has been duly authorized, executed and delivered by Borrowers and is the legal, valid and binding obligation of Borrowers enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

            (e) The execution, delivery and performance of the Amendment Documents will not (i) to the best of Borrowers' knowledge, violate any provision of any existing law, statute, rule, regulation or ordinance which violation may have a material adverse effect upon the business, financial condition or results of operations of Borrowers, or (ii) conflict with, result in a breach of or constitute a default under (x) the certificate of incorporation or by-laws of Borrowers, (y) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (z) any material mortgage, indenture, lease, contract or other agreement or undertaking to which Borrowers are a party or by which Borrowers or any of its properties or assets may be bound.

      4. No Change. Except as expressly set forth herein, all of the terms and provisions of the Loan Agreement shall continue in full force and effect.


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      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    CHRYSALIS INTERNATIONAL CORPORATION

                                    By: /s/ John G. Cooper
                                        ----------------------------------------
                                        Name: John G. Cooper
                                        Title: Sr. VP & CFO


                                    CHRYSALIS INTERNATIONAL PRECLINICAL
                                    SERVICES CORPORATION

                                    By: /s/ John G. Cooper
                                        ----------------------------------------
                                        Name: John G. Cooper
                                        Title: Vice President


                                    CHRYSALIS DNX TRANSGENIC SCIENCES
                                    CORPORATION

                                    By: /s/ John G. Cooper
                                        ----------------------------------------
                                        Name: John G. Cooper
                                        Title: Vice President


                                    CHRYSALIS INTERNATIONAL CLINICAL
                                    SERVICES CORPORATION

                                    By: /s/ John G. Cooper
                                        ----------------------------------------
                                        Name: John G. Cooper
                                        Title: Vice President


                                    CORESTATES BANK, N.A.

                                    By: /s/ Stephen McWilliams
                                        ----------------------------------------
                                        Name: Stephen McWilliams
                                        Title:  VP


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